UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Mexican Restaurants, Inc.

(Name of Registrant as Specified in Its Charter)

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MEXICAN RESTAURANTS, INC.
1135 Edgebrook Drive
Houston, Texas 77034

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Mexican Restaurants, Inc. (the “Company”) at the Casa Olé restaurant located at 20131 Highway 59 North, Suite 2004, Humble, Texas 77338 on Tuesday, May 23, 2006 at 9:30 a.m., Houston, Texas time, for the following purposes:

1.	To elect three Class I directors, each to serve for a term of three years, or until their respective successors shall have been duly elected and shall have qualified;

2.	To transact such other business as may properly come before the meeting.

Shareholders of record of the Company’s Common Stock at the close of business on April 3, 2006 are entitled to vote at the Annual Meeting or any adjournment thereof. Any shareholder attending the meeting may vote in person even if he or she previously returned a proxy. Each share of the Company’s Common Stock entitles the holder to one vote.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

By Order of the Board of Directors,

Louis P. Neeb
Chairman of the Board

April 19, 2006

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

MEXICAN RESTAURANTS, INC.
1135 Edgebrook Drive
Houston, Texas 77034

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2006

This proxy statement and the accompanying form of proxy are being furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Mexican Restaurants, Inc., a Texas corporation (the “Company”), for use at the Company’s 2006 Annual Meeting of Shareholders, to be held on Tuesday, May 23, 2006 at 9:30 a.m., Houston, Texas time, at the Casa Olé restaurant located at 20131 Highway 59 North, Suite 2004, Humble, Texas 77338, and at any adjournment, continuation or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy, together with the Company’s Annual Report to Shareholders for the year ended January 1, 2006, are first being sent to shareholders on or about April 19, 2006.

At the Annual Meeting, the Company’s shareholders will be asked to consider and vote upon (i) the election of three Class I directors, and (ii) such other business as may properly come before the annual meeting.

Solicitation

The solicitation of proxies is made by and on behalf of the Board. The cost of the solicitation will be borne by the Company, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, telecopy or personally. Proxies may be solicited by directors, officers and employees of the Company without additional compensation.

Record Date, Outstanding Shares and Voting Rights

The close of business on April 3, 2006, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting (the “Record Date”). On the Record Date, the Company had outstanding 3,356,977 shares of Common Stock, $.01 par value (“Common Stock”), each of which will be entitled to one vote.

In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present, in person or by proxy. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the entirety of the meeting. A plurality of the votes cast is required for the election of directors. A majority of the outstanding shares entitled to vote that are represented at the meeting in person or by proxy is required for approval of any other matters that may be presented at the meeting.

If the enclosed proxy is executed and returned, the shares represented thereby will be voted in accordance with any specifications made by the shareholder. In the absence of any such specification, they will be voted to elect the directors as set forth under “Election of Directors” and in the transaction of any other business which properly comes before the meeting or any adjournment thereof. Pursuant to applicable law, broker nonvotes and abstaining votes will not be counted in favor of or against the election of any nominee for director or any other proposal to be presented at the meeting.

The presence of a shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time insofar as it has not been exercised by giving written notice of revocation to the Company, executing and returning a proxy with a later date, or by attending the Annual Meeting and voting in person.

If any other matters come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their best judgment. The Board does not know of any matters other than the election of directors as described below that will be presented for action at the meeting, and none of the members of the Board have informed the Company in writing that they intend to oppose any action intended to be taken by the Company.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

Security Ownership of Principal Shareholders, Directors and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 4, 2006 by each person known to the Company to own beneficially more than 5% of the Company’s Common Stock, each director, each executive officer and all executive officers and directors as a group.

Name of Beneficial Owner	Shares Benefically Owned (1)	Percent of Class

Larry N. Forehand and Forehand Family Partnership, Ltd. (2)(3)(6)	712,739	21.2%
David Nierenberg, The D3 Family Funds (4)(8) 19605 N.E. 8th Street Camas, Washington 98607	1,210,456	35.9%
Michael D. Domec (2)(9)	203,555	6.0%
Louis P. Neeb (2)(5)(6)(10)	478,487	14.1%
John C. Textor (5)(6)(7) Wyndcrest Partners 11450 S.E. Dixie Hwy, Suite 204 Hobe Sound, Florida 33455	351,487	10.5%
J.J. Fitzsimmons (11) Wal-Mart Stores, Inc. 702 Southwest 8th Street Bentonville, Arkansas 72716	34,442	1.0%
Curt Glowacki (2)(12)	179,278	5.1%
Thomas E. Martin (2)(13)	18,000	*
Andrew J. Dennard (2)(14)	93,750	2.7%
Dennis D. Vegas (2)(15)	62,500	1.8%
All executive officers and directors as a group (ten persons) (16)	2,796,605	69.3%

_______________

* Less than 1%

(1)	The named shareholders have sole voting and dispositive power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated.
(2)	The business address is 1135 Edgebrook Drive, Houston, Texas 77034.
(3)
Includes 406,273 shares held directly by Mr. Forehand and 306,466 held by Forehand Family Partnership, Ltd., a limited partnership of which Mr. Forehand is the sole managing general partner and of which Mr. Forehand and his spouse are the sole limited partners.

(4)
Based on Form 4 filed on December 5, 2005 and Schedule 13D/A filed on December 9, 2005 filed by David Nierenberg, and The D3 Family Funds with the Securities and Exchange Commission. The form discloses that Mr. Nierenberg has sole voting and sole dispositive power over 1,192,956 shares of Common Stock.

(5)
Mr. Neeb and Tex-Mex Partners, L.C. each have warrants to purchase, at a per share price of $10.90, 179,885 shares from the Company. Under the terms of the warrants issued to Tex-Mex Partners, L.C., that portion of each of the warrants allocable to the membership interest in Tex-Mex Partners, L.C. (currently 54%) of Mr. Textor, a former director of the Company, became exercisable on April 25, 1998. The warrants expire on April 24, 2006.

(6)
Mr. Neeb and Tex-Mex Partners, L.C. have warrants to purchase, at a per share price of $10.90, up to 196,602 and 171,602 shares, respectively, from Larry N. Forehand. Under the terms of the warrants issued to Tex-Mex Partners, L.C., that portion of each of the warrants allocable to the membership interest in Tex-Mex Partners, L.C. (currently 54%) of Mr. Textor, a former director of the Company, became exercisable on April 25, 1998. The warrants expire on April 24, 2006.

(7)
Mr. Textor, a former director of the Company, is a principal of Tex-Mex Partners, L.C., of which he presently has a 54% membership interest. Mr. Textor has sole voting power and sole dispositive power of the warrants held by Tex-Mex Partners, L.C. Mr. Textor has no ownership rights in the balance of the membership interests of Tex-Mex Partners, L.C. and he disclaims beneficial ownership of the warrants to acquire shares held by Tex-Mex Partners, L.C. and allocable to such other membership interests. The warrants expire on April 24, 2006

(8)	Includes 17,500 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(9)	Includes 23,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(10)	Includes 35,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(11)	Includes 33,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(12)	Includes 151,278 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(13)	Includes 15,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(14)	Includes 78,750 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date and 5,000 shares of restricted stock granted on November 8, 2005.
(15)	Includes 62,500 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(16)
Includes an aggregate of 595,913 shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of the Record Date, of which 179,885 warrants expire on April 24, 2006.

ELECTION OF DIRECTORS
(Proposal 1)

The Company’s Articles of Incorporation provide for the Board to be divided into three approximately equal classes, designated as Class I, Class II and Class III, with staggered terms of three years. The persons listed on the table below have been nominated by the Board of Directors for election as Class I directors. Unless otherwise indicated, all proxies that authorize the proxy holders to vote for the election of directors will be voted FOR the election of the Class I nominees listed below. If a nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holders to vote for the election of such substitute nominee, if any, as the Board may propose. As of the date of this Proxy Statement each of the nominees has consented to serve and the Board is not aware of any circumstances that would cause a nominee to be unable to serve as a director.

The following information is set forth with respect to the persons nominated for election as a director and each director of the Company whose term of office will continue after the meeting.

NOMINEES FOR ELECTION AT THE 2006 ANNUAL MEETING

Name	Age	Director Since	Present Term Expires

Cara Denver	25	--	--
Larry N. Forehand	61	1995	2006
Thomas E. Martin	64	2002	2006

      Cara Denver is the Vice President of Strategy and Investments at Nierenberg Investment Management Company, which manages The D3 Family Funds, a private investment partnership which seeks long-term capital gain through investment in undervalued micro-cap domestic public equities. Ms. Denver has held the position since July, 2002. She is also General Partner of The D3 Family Funds and has held that position since January, 2006. Prior to 2002, Ms. Denver earned her BA in Economics from Yale University.

Larry N. Forehand is the founder of the Company and has served as Vice Chairman of the Company's Board since October 1995 and as Franchise Director since September 1997. From December 1973 to March 1995, Mr. Forehand served as President of the Company. In 1997, Mr. Forehand served as the President of the Texas Restaurant Associations, a state trade association for the restaurant industry.

Thomas E. Martin is the Chairman of the Board of Best Friends Pet Care, Inc., a private animal boarding company, and he has held this position since April 1999. He was also Chief Executive Officer of that company from April 1999 until December 2001. Since January 1997, Mr. Martin has also been a self-employed financial consultant. From February 1990 through March 1997 Mr. Martin held various positions with the Elsinore Corporation, a gaming company, including President from January 1993 to May 1996 and Chief Executive Officer from May 1995 to August 1996. Mr. Martin is also a past member of the Board of Directors for Ramada, Inc. where he was a corporate Executive Vice President, and President of its Marie Callender restaurant chain.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES ABOVE.

DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE 2006 ANNUAL MEETING

Name	Age	Director Since	Present Term Expires

Michael D. Domec (Class II)	60	1995	2007
Curt Glowacki (Class II)	53	2000	2007
Louis P. Neeb (Class II)	67	1995	2007
Joseph J. Fitzsimmons (Class III)	58	1996	2008
J. Stuart Sargent (Class III)	56	1997	2008

Michael D. Domec has served as President of Magnum Development, Inc., a residential real estate development company, since 1991. From June 1996 to December 2000 he was President of Olé Restaurants, Inc., a franchisee of the Company. From December 1977 until April 1996, Mr. Domec was Vice President of Casa Olé Franchise Services, Inc. and the majority owner of seven Casa Olé restaurants.

Curt Glowacki has served as Chief Operating Officer of the Company since August 1997, as President since May 1998, and as Chief Executive Officer since May 2000. From May 1994 to August 1997, he served as Senior Vice President of Operations of Monterey’s Acquisition Corp., which was acquired by the Company in July 1997. From June 1989 to May 1994, he served as Vice President and Director of Operations for Monterey’s Tex-Mex Café, a subsidiary of CEC Entertainment, Inc. Previously, Mr. Glowacki’s experience included 12 years with Steak & Ale Restaurants, where he held various operating positions.

Louis P. Neeb has served as Chairman of the Board of the Company since October 1995, as Chief Executive Officer of the Company from April 1996 to May 2000, and as interim President from August 1997 to April 1998. Since 1982 Mr. Neeb has also served as President of Neeb Enterprises, Inc., a restaurant consulting company. From July 1991 to January 1994, Mr. Neeb served as President of Spaghetti Warehouse, Inc. From September 1989 to June 1991, Mr. Neeb served as President of Geest Foods USA. From 1982 to 1987, Mr. Neeb served as President and Chief Executive Officer of Taco Villa, Inc. and its predecessors, a publicly held corporation controlled by W.R. Grace & Co., where he oversaw the development of the Applebee's restaurant chain, and the operation of the Del Taco restaurant chain. From 1980 to 1982, Mr. Neeb served as Chairman of the Board and Chief Executive Officer of Burger King Corporation. From 1973 to 1980, Mr. Neeb served in various positions, including President and Chief Operating Officer of Steak & Ale Restaurants. During that time, Mr. Neeb directed the development of the Bennigan's restaurant concept. Mr. Neeb serves as a director of CEC Entertainment, Inc. and of the privately held Silver Diner, Inc. Mr. Neeb was also a director of Franchise Finance Corp. of America, an entity that provides financing for real estate, until its sale to GE Capital in 2001.

Joseph J. Fitzsimmons is Senior Vice President of Finance of Wal-Mart Stores, Inc., a position held since November 1995. From September 1994 to November 1995, Mr. Fitzsimmons served as Vice President of Finance of Wal-Mart Stores, Inc. From November 1993 to September 1994, Mr. Fitzsimmons served as Senior Vice President and as a securities analyst for Rauscher Pierce Refsnes, Inc. From January 1993 to November 1993, Mr. Fitzsimmons served as Senior Vice President and Chief Financial Officer of S&A Restaurant Corp. From August 1985 to January 1993, Mr. Fitzsimmons served as Senior Vice President, Director and Chief Financial Officer of National Pizza Company.

J. Stuart Sargent is the President and Founder of Truluck’s Steak & Stone Crab Restaurants, a position held since June 1991. He served as President of Monterey’s Acquisition Corp. from May 1994 to July 1997. He conceived and opened the first Studebaker’s in 1981, and later formed Studebaker’s of America, where he opened or franchised 22 Studebaker’s throughout the United States. He also served as President and CEO of Entertainment One, Inc., a Houston-based company providing management and support services for 18 food and beverage operations including Houston Intercontinental Airport, several Studebaker’s and Chili’s, and theme-oriented restaurants from St. Louis, Missouri (Big Kahuna) to Waikoloa, Hawaii (Big Island Steak House).

EXECUTIVE OFFICERS OTHER THAN DIRECTORS

Set forth below is the name, age, current positions with the Company, the principal occupation, and the year of becoming an executive officer of the Company for the executive officer who is not a director of the Company.

Andrew J. Dennard, age 47, has served as Executive Vice President, Chief Financial Officer, and Treasurer since May 2004. From September 1998 to May 2004, Mr. Dennard served as Senior Vice President, Chief Financial Officer, and Treasurer of Mexican Restaurants, Inc. From July 1997 to September 1998 Mr. Dennard served as Vice President, Controller & Treasurer of Mexican Restaurants, Inc. From September 1994 to July 1997 he served as Vice President of Finance for Monterey’s Acquisition Corp. From July 1989 to September 1994, Mr. Dennard held various positions with Rosewood Property Company. Previously, he served as an auditor with KPMG LLP. Mr. Dennard’s early career was on the operations side of the restaurant industry, working for five years with Steak & Ale Restaurants and four years with Houston’s Restaurants.

Dennis Vegas, age 54, joined the Company in January 2003 as Vice President, Marketing. In November 2005, he was promoted to Chief Marketing Officer and Senior Vice President. Prior to joining Mexican Restaurants, Inc. he served as Vice President, Brand Management from November 2000 to December 2001 and Senior Director, Public Relations, Caribbean/Latin America, from October 1998 to December 2000 for Enron Corp. In addition, Mr. Vegas held numerous leadership positions from 1987 through 1998 for AT&T Corp in Marketing and Communications. During his tenure with AT&T, he was responsible for building brands and leading consumer-marketing organizations in the U.S., Caribbean and Mexico markets. Mr. Vegas’s early career was in public relations, community relations and human resources for ITT Corp.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

The mission of the Board is to provide strategic guidance to the Company’s management, to monitor the performance and ethical behavior of the Company’s management, and to maximize the long-term financial return to the Company’s shareholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is constituted of eight directors.

Four meetings of the Board were held during 2005. J. Stuart Sargent was not in attendance at the August meeting. All of the other directors attended all meetings of the Board. All directors attended each of their respective committee meetings.

The Board has an Audit Committee, the members of which are Messrs. Martin, Fitzsimmons and Neeb; Mr. Martin serves as Chairman. The members of the Audit Committee are all independent directors under the NASD’s listing standards applicable to members of audit committees. The Audit Committee held five meetings during 2005. The Board of Directors has reviewed the qualifications of the members of the Board of Directors and determined that Mr. Martin is the “audit committee financial expert” as defined by applicable SEC rules. In accordance with the written charter adopted by the Board, the Audit Committee is responsible for the oversight of (i) the integrity of the Company’s disclosure controls and procedures; (ii) the integrity of the Company’s internal controls over financial reporting; and (iii) the qualifications, independence, appointment, compensation and performance of the Company’s independent registered public accounting firm. It is also responsible for administering the Company’s Code of Ethics and Code of Conduct, applicable to the Company’s principal executive officer, principal financial officer and other members of the Company’s management, the establishment of “whistle-blowing” procedures; and oversight of certain other compliance matters.

The Board has a Compensation/Stock Option Committee, the members of which are Messrs. Nierenberg, Domec and Sargent; Mr. Nierenberg, a retiring director, previously served as Chairman, and it is contemplated that a new Chairman will be determined beginning with the first meeting following the Annual Meeting. The Compensation/Stock Option Committee held three meetings during 2005. The Compensation/Stock Option Committee is responsible for determining the compensation of the officers of the Company and granting options under the Company’s 2005 Long Term Incentive Plan (the “2005 Incentive Plan”), the 1996 Casa Olé Long Term Incentive Plan and the 1996 Managers Stock Option Plan as well as granting restricted stock awards under the 1999 Restricted Stock Plan.

The Board has an Executive Committee, the members of which are Messrs. Neeb, Forehand and Glowacki; Mr. Neeb serves as Chairman. There were no meetings of the Executive Committee during 2005. The Executive Committee has the authority, between meetings of the Board, to take all actions with respect to the management of the Company’s business that require action by the Board, except with respect to certain specified matters that by law must be approved by the entire Board.

The Board does not have a nominating committee or any committee performing a similar function. All matters that would be considered by such a committee are acted upon by the independent members of the full Board. The Board will consider recommendations by shareholders of the Company with respect to the election of directors if such recommendations are submitted in writing to the secretary of the Company and received not later than the end of the Company’s preceding fiscal year. Such recommendations should be accompanied by a full statement of qualifications and confirmation of the nominee’s willingness to serve.

Copies of the Company’s Audit Committee Charter and Code of Ethics and Code of Conduct are available free of charge to any shareholder who submits a request to the Company’s Corporate Secretary or at the Company’s executive office set forth on the Notice of Annual Meeting and at the end of this proxy statement.

DIRECTOR COMPENSATION

As approved by the Company’s shareholders at the 2002 Annual Meeting of Shareholders, the Stock Option Plan for Non-Employee Directors (“Directors Option Plan”) was amended to allow the grant of up to 200,000 shares in total options to the Company’s outside directors. Through the first two quarters of fiscal year 2002, outside directors were compensated with quarterly option grants to acquire 1,500 shares. In addition, each director received one option grant for 100 shares of Common Stock for each committee meeting attended which was not held in conjunction with a Board meeting. Approximately 80,000 shares are presently available for issuance under the Directors Option Plan.

  Effective with the third quarter of fiscal year 2002, upon recommendation of the Company’s Audit and Compensation/Stock Option Committees, the Company changed its director compensation plan to a cash-based compensation plan. Each director who is not an employee of the Company receives a retainer of $2,000 per fiscal quarter, plus $1,000 per meeting attended. Effective with fiscal year 2005 each director who is not an employee of the Company will receive a retainer of $2,500 per fiscal quarter, plus $1,250 per meeting attended. The Chairman of the Audit Committee received a quarterly retainer of $6,250 and is not paid any other meeting fees. The Chairman of the Board of Directors is compensated at the rate of $75,000 per year and is not paid any other meeting fees. The Company has not paid and does not intend to pay compensation to individuals serving on the Board who are employees or affiliates of the Company for their service as directors.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to compensation paid by the Company and its subsidiaries to the Chief Executive Officer, and to the other most highly paid executive officers for the fiscal year ended January 1, 2006 and the preceding two fiscal years and whose total annual salary and bonus exceeded $100,000 (collectively the “Named Executive Officers”).

	Annual Compensation				Long-Term Compensation
Name & Principal Position	Year	Salary	Bonus(1)	Other Annual Compensa- tion (2)	Restricted Stock Awards	Securities Underlying Options/ SARs	LTIP Payouts	All Other Compensation
Curt Glowacki President, Chief Executive Officer and Chief Operating Officer	2005 2004 2003 (3)	$245,000 $238,506 $216,058	$96,216 $18,717 $137,481	$12,000 $12,000 $ 9,000	- - -	40,000 - -	- - -	- - -
Andrew J. Dennard Exec. Vice President and Chief Financial Officer	2005 2004 2003 (3)	$150,000 $134,555 $118,317	$40,647 $19,451 $57,269	$12,000 $ 9,000 $ 9,000	5,000 - -	60,000 - -	- - -	- - -
Dennis D. Vegas Sr. Vice President and Chief Marketing Officer	2005 2004 2003	$147,885 $133,558 $117,788	$30,000 $26,000 -	$ 6,000 $ 6,000 $ 6,000	- - 3,000	60,000 - 10,000	- - -	- - -

(1)
Bonus includes $50,480 for Mr. Glowacki and $25,274 for Mr. Dennard in 2005, $18,717 for Mr. Glowacki and $9,451 for Mr. Dennard in 2004, and $34,841 for Mr. Glowacki and $17,377 for Mr. Dennard in 2003 for the payment of interest expense and principal amounts of the loans to purchase stock under the executive and key employee stock purchase plan adopted May 1998.

(2)	Other annual compensation consists primarily of a car allowance.
(3)	Bonus other than amount described in note (1) was paid in fiscal year 2003 for performance earned in fiscal year 2002.

In fiscal year 2005, the Company granted 160,000 stock options to its Named Executive Officers.

A total of 72,972 stock options were exercised during 2005 by the Named Executive Officers. The following table shows information concerning the stock options exercisable and unexercisable during 2005 that have been granted to the Named Executive Officers and the estimated value of unexercised options held by such individuals at year end.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARs Granted (#)	Individual Grants % of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Curt Glowacki	40,000	15.4%	$12.00	11/8/15	301,869	764,996
Andrew J. Dennard	60,000	23.1%	$12.00	11/8/15	452,804	1,147,495
Dennis D. Vegas	60,000	23.1%	$12.00	11/8/15	452,804	1,147,495

Granted and immediately vested under the Company’s 2005 Long Term Incentive Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End	Value of Unexercised in-the-Money Options/SARs at FY-End ($) (1)
Name	#	$	Exercisable Unexercisable	Exercisable Unexercisable

Curt Glowacki (2)	54,222	$327,451	151,278 82,500	669,420 693,150
Andrew J. Dennard (3), (4)	16,250	$ 91,570	78,750 5,000	71,575 40,850
Dennis D. Vegas (3), (4)	2,500	$ 15,325	62,500 5,000	19,400 38,800

 _______________

(1)	Based on the closing price per share of Common Stock on December 30, 2005 (the last day the stock traded in fiscal year 2005), of $11.32 as reported by the NASDAQ SmallCap Market.
(2)
Options to acquire 40,000 shares of common stock were granted and vested to Mr. Glowacki in November 2005 under the Company’s 2005 Long Term Incentive Plan. Options to acquire 190,000 shares of common stock were granted to Mr. Glowacki from 1997 to 2001 under the Company’s 1996 Long Term Incentive Plan, of which 100,000 options vest in accordance with note (3) and 90,000 options vest at the rate of 10%, 20%, 30% and 40% respectively over the four-year period. An additional 60,000 options were granted in fiscal year 2000 that vest in ten years, and are discussed below under the Compensation/Stock Option Committee report.

(3)
These options to acquire common stock were granted from 1997 to 2003 under the Company’s 1996 Long Term Incentive Plan. The options vest and become exercisable 10% on the first anniversary of the date of grant, 15% on the second anniversary of the date of grant and 25% on each of the third through fifth anniversaries of the date of grant.

(4)	Options to acquire 60,000 shares of common stock were granted and vested to each Messrs. Dennard and Vegas on November 2005 under the Company’s 2005 Long Term Incentive Plan.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

In fiscal year 2005, the Company granted 160,000 stock options to its Named Executive Officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides the indicated information as of January 1, 2006, regarding the securities authorized for issuance under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	692,903 (1)	$ 7.37	90,000
Equity compensation plans not approved by security holders	231,260 (2)	$10.20	--
Total	924,163	$ 8.08	90,000

(1)	Represents 692,903 shares of underlying options under the Company’s 2005 Long Term Incentive Plan and the 1996 Casa Olé Long Term Incentive Plan.

(2)
Represents 51,375 shares of underlying options under the Company’s 1996 Manager Stock Option Plan and 179,885 shares of underlying warrants. Such warrants, when issued, have been issued outside of the Company’s Incentive Plan, contemporaneously with the Company’s initial public offering in 1996, as described in footnote (5) of the table entitled “Security Ownership of Principal Shareholders, Directors and Management.”

REPORT BY THE COMPENSATION/STOCK OPTION COMMITTEE
ON EXECUTIVE COMPENSATION

The Board has a Compensation/Stock Option Committee (the “Committee”) to administer all aspects of the compensation program for the executive officers of the Company, including the review and approval of the compensation levels, the evaluation of performance and the granting of options under the Company’s 2005 Long Term Incentive Plan (the “2005 Incentive Plan”). The Committee consists of the three directors whose names are listed at the end of this report.

Compensation Philosophy

The primary objective of the Company’s compensation program is to attract, retain and reward executives whose contributions will enhance the Company’s ability to execute its business strategy. The Company’s strategy is to build shareholder value by growing the restaurant system through both same-store sales increases and careful new unit openings, and to grow earnings per share by carefully managing costs and by opportunistically repurchasing shares.

The Committee views establishing compensation policies that facilitate the achievement of the Company’s business strategy, in order to ultimately create value for shareholders, as one of its principal responsibilities. In this regard, policies and programs are intended to enhance the ability of the Company to attract, retain and motivate exceptionally knowledgeable and experienced executives committed to the successful operation and management of the Company.

The compensation policies and programs of the Company are considered by the Committee within the context of an integrated total rewards framework. Within this framework, the Committee considers and determines various components of “pay” - base salary, annual incentive compensation, long-term equity incentive compensation, benefits and perquisites. It is through the considered combination of these programs that the Committee believes it can most effectively support and facilitate the ultimate creation of value for shareholders.

With respect to the compensation of executive officers, actual pay decisions take into consideration several additional factors, including individual performance, scope of responsibility, prior experience, breadth of knowledge, and comparison against the competitive practices of relevant comparator companies of similar size, as well as indicators derived from published compensation surveys of companies in the Company’s industry.

General

Mr. Neeb is presently the Company’s non-executive Chairman of the Board. As non-executive Chairman of the Board, Mr. Neeb is compensated $75,000 annually. If terminated as Chairman of the Board, the Company will pay Mr. Neeb’s compensation until the first to occur of one year after termination, or the securing of an alternative position by Mr. Neeb. Messrs. Glowacki, Dennard, and Vegas have similar agreements. Under the agreements, annual base salaries as of January 1, 2006 for Messrs. Glowacki, Dennard, and Vegas were $253,085, $155,000, and $175,000 respectively.

As incentive compensation, Company executives are eligible to receive annual cash bonus awards based in part on a formula of profits, same-store sales growth and cash flow relative to financial plan. For fiscal year 2005 performance, Messrs. Glowacki, Dennard, and Vegas were paid $160,000, $37,500, and $43,000 respectively, in fiscal 2006.

The Board of Directors and shareholders of the Company have approved the Mexican Restaurants, Inc. 2005 Long Term Incentive Plan. The purpose of the Incentive Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further align the interests of key employees with those of the other shareholders of the Company. The 2005 Incentive Plan authorizes the granting of up to 350,000 shares of Common Stock in the form of incentive stock options and non-qualified stock options to key executives and other key employees of the Company, including officers of the Company and its subsidiaries, of which 260,000 shares are subject to presently outstanding awards. The 2005 Incentive Plan will terminate on November 8, 2015. It is anticipated that the 350,000 shares authorized under the 2005 Plan will enable the Company to provide sufficient grants of awards for the foreseeable future. Also, the inclusion of authority to grant various forms of equity compensation in addition to stock options, including restricted stock, will allow the Company to tailor future awards to the Company’s specific needs and circumstances at that time.

The 1996 Incentive Plan authorizes the reservation of 500,000 shares of Common Stock to be used for stock options, stock appreciation rights or restricted stock, of which 429,000 shares are subject to presently outstanding awards. The Incentive Plan terminated on December 31, 2005.

In fiscal year 2005, the Company granted to Mr. Glowacki 40,000 options, Mr. Dennard 60,000 options, Mr. Vegas 60,000 options and 100,000 options to other key employees from the 2005 Incentive Plan. The exercise price was set at $12.00 and all of the options were immediately vested. Also in fiscal year 2005, the Company granted 5,000 shares, valued at $9.79 per share, of restricted common stock to Mr. Dennard.

In fiscal year 2004, the Company did not grant any non-qualified stock options under its Incentive Plan and its Managers Plan.

In fiscal year 2003, the Company granted to Mr. Vegas performance-related options covering 10,000 shares at an exercise price of $3.56 per share and vesting over five years from the date of grant. Also in fiscal year 2003, the Company granted 3,000 shares, valued at $3.50 per share, of restricted stock to Mr. Vegas.

In fiscal year 2002, the Company granted to Mr. Dennard performance-related options covering 5,000 shares at an exercise price of $3.64 per share and vesting over five years from the date of grant. Also in fiscal year 2001, the Company granted to Mr. Dennard performance-related options covering 10,000 shares at an exercise price of $2.70 per share and vesting over five years from date of grant. These options vest at the rate of 10%, 15%, and 25% each year thereafter over the five-year period.

In fiscal year 2000 the Company granted to Mr. Glowacki performance-related options covering 60,000 shares at an exercise price of $3.00 per share. These options vest ten years from grant and were subject to earlier vesting if the Company met certain financial and operational targets with respect to fiscal years 2000 and 2001, which targets were not attained. In fiscal year 2001 the Company granted to Mr. Glowacki performance related options covering 90,000 shares at an exercise price of $2.70 per share and which vest at the rate of 10%, 20%, 30% and 40% over the four-year period.

During fiscal year 1999, the Company granted 24,000 shares, valued at $4.38 per share, of restricted stock to Mr. Glowacki. On February 28, 2000, these restricted shares were issued. The restricted stock will vest in 20% increments over a five-year period from the date of the grant. Additionally on that date, 10,000 shares were granted and issued to Mr. Dennard and 30,000 shares were granted and issued to other key employees. The latter awards were valued at $3.50 per share.

Although not part of the compensation program for the Company’s executive officers, the Committee also administers the 1996 Managers Stock Option Plan (the “Managers Plan”). The purpose of the Managers Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals, to provide incentive compensation opportunities that are competitive with those of other corporations and further align the interest of eligible employees with the Company’s other shareholders. The Managers Plan authorizes the granting of non-qualified stock options to purchase Common Stock to employees of the Company and its subsidiaries who are managers or assistant managers of or hold key managerial positions in or for the Company or any subsidiary (“Managers”) and who are at the time of grant neither officers, directors nor 10% shareholders of the Company.

The Managers Plan authorizes the award of an aggregate of 200,000 shares of Common Stock to be used for non-qualified stock options, of which 51,375 shares are subject to presently outstanding awards. The Managers Plan terminated on December 31, 2005.

Under the Managers Plan, non-qualified stock options may be granted to Managers at the price determined by the Committee, which shall be 100% of the fair market value at the date the option is granted unless the Committee expressly determines otherwise. The Managers Plan provides that an option granted thereunder may be exercised at any time during the exercise period established by the Committee, except that: (i) no option may be exercised more than ninety days after employment with the Company and its subsidiaries has terminated by reason other than death, disability or authorized leave of absence for military or government service; and (ii) no option may be exercised more than 12 months after employment has terminated by reason of death or disability. The term of each option is determined by the Committee, but in no event may such term exceed ten years from the date of grant.

Chief Executive Officer Compensation

The Compensation Committee’s general approach in reviewing the annual compensation of Mr. Glowacki, the Company’s Chief Executive Officer, is to seek to be competitive with other companies of a similar size in the Company’s industry, to recognize and reward initiative, overall corporate performance and managerial ability, and to provide long-term incentive to increase shareholder value. If terminated as Chief Executive Officer, the Company will pay Mr. Glowacki’s compensation until the first to occur of one year after termination, or the securing of an alternative position by Mr. Glowacki. Annual base salary as of January 1, 2006 for Mr. Glowacki is $253,085.

The Committee believes that the compensation of the Company’s Chief Executive Officer and its other executives during fiscal 2005 was consistent with the objectives of the Company’s executive compensation program.

COMPENSATION/STOCK OPTION COMMITTEE

David Nierenberg
Michael D. Domec
J. Stuart Sargent

COMPENSATION/STOCK OPTION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The Compensation/Stock Option Committee consists of David Nierenberg, a retiring director, Michael D. Domec and J. Stuart Sargent. Mr. Nierenberg serves as Chairman of the Committee and it is contemplated that a new Chairman will be determined beginning with the first meeting following the Annual Meeting.

No member of the Company’s Compensation/Stock Option Committee: (i) was, during the last fiscal year, an officer or employee of the Company or any of its subsidiaries or (ii) was formerly an officer of the Company or any of its subsidiaries. The Company has engaged in a related party transaction related to Messrs. Forehand and Domec. For a complete description of this transaction see “Certain Relationships and Related Transactions.”

Pursuant to Item 402 of the SEC’s Regulation S-K, no executive officer of the Company served as a member of the Compensation/Stock Option Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another corporation, one of whose executive officers served on the Company’s Compensation/Stock Option Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation/Stock Option Committee. No executive officer of the Company served as a member of the Compensation/Stock Option Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another corporation, one of whose executive officers served as a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely on our review of such forms received by us with respect to fiscal 2005, as written representations from certain reporting persons, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission for the fiscal year ended January 1, 2006 have been timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related party transactions are subject to the review and approval of the Company's Audit Committee, which is comprised exclusively of independent directors who are not otherwise involved in the day-to-day management of the Company or officers of the Company, and who do not have a personal financial interest in the matter in which they are acting.

Lease of Headquarters Building

Prior to February 20, 2004, the Company leased its executive offices in Houston, Texas from CO Properties No. 3, a Texas partnership owned by Larry N. Forehand and Michael D. Domec. The lease, which was originally set to expire in December 2006, was a gross lease (where the landlord pays utilities and property taxes) with monthly rental payments of $10,416 per month in 2004. In 2004 the Company leased 10,015 square feet under the lease for aggregate rental payments of $10,416. The Company believes that this lease is on terms at least as favorable as could be obtained from an unrelated third party.

On February 20, 2004, CO Properties No. 3 sold the executive offices to a third party. In exchange for two months of free rent, the Company exercised one of its options, extending the office lease through December 2009. In 2006 the Company’s monthly rental payments will be $11,000 per month.

PERFORMANCE GRAPH

The following performance graph compares the cumulative return of the Common Stock with that of the Nasdaq Composite Index and the Standard & Poors Small Cap Restaurants Index assuming in each case an initial investment of $100 since December 31, 2000. The Standard & Poors Small Cap Restaurants Index replaces the Standard & Poors Midcap Restaurants Index that was used in previous proxy reports.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the external auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board has affirmatively determined that all Audit Committee members are financially literate and possess “financial sophistication” as defined by Nasdaq listing standards. The Board of Directors has designated the Chairman of the Audit Committee, Thomas E. Martin, as the audit committee “financial expert” under the SEC’s guidelines.

The three members of the Board’s Audit Committee, Thomas E. Martin, Joseph J. Fitzsimmons and Louis P. Neeb, are all independent within the meaning of applicable NASD listing standards and the applicable independence standards of the SEC. The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board and operates under a written charter adopted by the Board, a copy of which is attached to the Proxy Statement as Appendix A. The Audit Committee annually recommends to the Board the selection of the Company’s independent registered public accounting firm. For the fiscal year 2005, UHY MANN FRANKFORT STEIN & LIPP CPAs, LLP was the Company’s independent registered public accounting firm.

Management is responsible for the Company’s financial statements and the financial reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company and has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee further considered whether the provision by UHY MANN FRANKFORT STEIN & LIPP CPAs, LLP of the non-audit services described elsewhere in this proxy statement is compatible with maintaining the auditors’ independence.

Based upon (i) the Audit Committee’s review and discussion of the audited financial statements with management and the independent registered public accounting firm, (ii) the Audit Committee’s review of the representation of management, and (iii) the disclosures by the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2006, for filing with the SEC. The Company's Audit Committee periodically considers the selection of the Company's independent registered public accounting firm.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires that each engagement of the Company’s independent auditor to perform auditing services and permitted non-audit services must be approved by the Audit Committee in advance, including the fees and principal terms thereof.

AUDIT COMMITTEE

Thomas E. Martin
Joseph J. Fitzsimmons
Louis P. Neeb

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the aggregate fees billed by UHY MANN FRANKFORT STEIN & LIPP CPAs, LLP for 2005 for audit and non-audit services and by KPMG LLP for 2005 and 2004 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table:

	FY 2005		FY 2004

Audit fees	$172,185	98.9%	$143,050	97.0%
Audit-related fees	1,983	1.1%	4,500	3.0%
Tax fees	--	--	--	--
All other fees	--	--	--	--
Total	$174,168	100.00%	$147,550	100.00%

The Audit fees for the years ended January 1, 2006 and January 2, 2005, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory audits, income tax provision procedures, and assistance with review of documents filed with the SEC. Audit-related expenses are primarily reimbursement for out-of-pocket expenses.

The Audit Committee of the Board has considered whether provision of other services is compatible with maintaining the independent registered public accounting firm’s independence and discussed these services with the independent registered public accounting firm and with the Company’s management, and has determined that such services have not adversely affected UHY MANN FRANKFORT STEIN & LIPP CPAs, LLP’s independence and are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the rules and regulations of the American Institute of Certified Public Accountants.

UHY MANN FRANKFORT STEIN & LIPP CPAs, LLP has served as the Company’s independent public accountants since the Company’s second quarter of fiscal 2005. Prior to that, KPMG LLP had served as the Company’s auditors since the 1996 initial public offering. Representatives of UHY MANN FRANKFORT STEIN & LIPP CPAs, LLP are expected to be present at the Annual Meeting to respond to appropriate questions. Consistent with the Company’s policy, the auditors for each fiscal year are selected annually by the Board.

T. R. Moore, an independent publicly registered accounting firm, was paid $46,853 in 2005 and $40,500 in 2004 for tax service work.

ANNUAL REPORT

A copy of the Company’s Annual Report on the Company Form 10-K for the fiscal year ended January 1, 2006 is enclosed with this proxy statement. The Company will also send you, at no charge, any other document which it refers to in this proxy statement, if requested in writing by a person who was a shareholder (of record or beneficially) at the close of business on April 21, 2006. You should send your request to the Company’s Corporate Secretary at the address listed below.
INFORMATION

If you have questions or need more information about the Annual Meeting, you may write to or call the Company at:

Corporate Secretary
Mexican Restaurants, Inc.
1135 Edgebrook Drive
Houston, Texas 77034
(713) 943-7574
Attn: Mr. Andrew J. Dennard

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement, notice of annual meeting and the Annual Report to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. The Company will deliver promptly upon request a separate copy of the proxy statement or Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Such requests should be delivered to the Company's address or made by telephone, as set forth below. In addition, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 1135 Edgebrook Drive, Houston, Texas 77034, Attention: Andrew J. Dennard, telephone number: 713/943-7574, to inform the Company of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at its principal executive offices not later than January 1, 2006. The Company will not be required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

The Board of Directors knows of no other matters to be acted upon at the meeting, but if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.

By Order of the Board of Directors,

Louis P. Neeb
Chairman
April 19, 2006

ALL SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM.

APPENDIX A

MEXICAN RESTAURANTS, INC.

AUDIT COMMITTEE CHARTER

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Adopted as of April 1, 2004

I.	GENERAL

The Board of Directors of Mexican Restaurants, Inc. (the "Company") has established a committee of the Board known as the audit committee (the "Committee"). The purpose of this Audit Committee Charter is to specify the governance and the powers and responsibilities of the Committee.

II.	PURPOSE

The primary functions of the Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to management of the business and affairs of the Company, including the Company's accounting and financial reporting processes generally and the Company's compliance with legal and regulatory requirements. In particular, to the extent provided by applicable law, the Committee shall itself carry out the oversight of: (i) the integrity of the Company's disclosure controls and procedures; (ii) the integrity of the Company's internal controls and procedures for financial reporting; (iii) the qualifications, independence, appointment, compensation and performance of the Company's registered public accounting firm; and (iv) related party transactions.

The term "registered public accounting firm" as used herein (i) initially shall mean the independent accounting firm serving as the Company's auditors and (ii) after the date on which the rules of the Securities and Exchange Commission ("SEC") will require the Company's auditors to be registered with the Public Company Accounting Oversight Board (the "Accounting Board"), shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits, to determine that the Company's financial statements and disclosures fairly present in all material respects the financial condition, results of operations and cash flows of the Company, or to determine that such financial statements and disclosures are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's auditors.

III.	COMPOSITION AND INDEPENDENCE

The Committee shall consist of no fewer than three directors of the Company as determined by the Board of Directors. All members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the extent the Company is subject to such provisions, as well as the rules and regulations of the SEC. At least one member of the Committee shall be an “audit committee financial expert” as defined by the rules and regulations of the SEC. Committee members shall not simultaneously serve on the audit committees of more than two other public companies without prior Board approval. All members of the Committee shall be “financially literate” and have a working familiarity with basic finance and accounting practices. The Chairperson and members of the Committee shall be appointed by the Board, in consultation with the Company's chief executive officer, and shall serve for a period of one year or until such time as his or her successor has been duly named or until such member’s earlier resignation, death or removal. Audit Committee members may be removed (with or without cause) and replaced by the Board.

The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, if permitted by applicable law, and regulations and the listing requirements of any stock market in which the Company's securities are traded, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

IV.	MEETINGS AND PROCEDURES

The Audit Committee shall meet four times per year, or more frequently as circumstances require. The Committee may request that members of management, the independent auditors and others attend meetings and provide pertinent information, as necessary.

Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors. The Chairperson of the Committee shall designate a person who need not be a member thereof to act as Secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the Secretary of the Company and, whenever reasonably practicable, circulated to each member prior to each meeting.

The Committee shall report to the Board of Directors at each meeting thereof.

V.	RESPONSIBILITIES AND DUTIES

A.	General Matters

1.
The Committee shall be solely responsible for the appointment, compensation and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing its audit report or related work (subject, if applicable, to shareholder ratification). The registered public accounting firm shall report directly to the Committee.

2.
The Committee shall have the sole authority to review and preapprove all auditing services and permitted nonaudit services (including the fees and terms thereof) to be provided by the Company's auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit. All such services should be approved in advance.

3.	The Committee may delegate to any one of its members the authority to pre-approve audit and permitted nonaudit services.

B.	Oversight of the Company's Relationship with the Auditors

With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

1.
At least on an annual basis, appoint a registered public accounting firm to perform the audit of the Company's financial statements and such other activities as are required to be performed by its auditors by the rules of the SEC, the Accounting Board and the listing requirements of any stock market on which the Company's securities are traded.

2.
On an annual basis, review all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee: (i) shall ensure that the registered public accounting firm submits to the Committee on an annual basis a formal written statement (consistent with Independence Standards Board Standards No. 1, as it may be amended or supplemented, and Section 10A of the Exchange Act delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) shall actively engage in a dialogue with the registered public accounting firm with respect to any disclosed relationship, services or fees (audit and permitted non-audit related) that may impact the objectivity and independence of the registered public accounting firm; (iii) shall review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; (iv) shall take appropriate action to oversee the independence of the registered public accounting firm; and (v) shall satisfy itself as to the registered public accounting firm's independence.

3.
On an annual basis, confirm that neither the lead (or coordinating) audit partner (i.e., the partner having primary responsibility for the audit), nor the concurring partner (i.e., the partner responsible for performing a second level of review on the audit) has performed such services for the Company for more than the four consecutive previous fiscal years, and that once either has performed such services for five years, that he or she not perform such services for a period of five years.

4.
On an annual basis, confirm that it is not disqualified by virtue of the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

5.	Establish with registered public accounting firm the scope and plan of the work to be done by the registered public accounting firm as part of the audit for the fiscal year.

6.
At least annually, obtain and review a report from the registered public accounting firm describing (i) that firm's internal quality control procedures and (ii) any material issues raised by the most recent quality control review of the registered public accounting firm by or under the rules of the Accounting Board, or raised by any inquiry or investigation by governmental or professional authorities within the preceding five years, with respect to one or more independent audits carried out by the registered public accounting firm, and any steps taken to deal with any such issues.

C.	Financial Statements

With respect to the Company's financial statements, the Committee shall:

1.
Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements prior to release to the investing public or submission to any governmental body, any stock exchange, or stock market or to shareholders, including disclosures made in management's discussion and analysis.

2.
Ensure that the Company's quarterly financial statements have been reviewed by the registered public accounting firm prior to filing with the SEC, such review to follow professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as the same may be modified or supplemented by the SEC or the Accounting Board.

3.
Discuss with the registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("SAS 61"), relating to the conduct of any audit, and any disagreements or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information. The Committee shall resolve any disagreements between management and the auditor regarding financial reporting.

4.
Review and discuss with management and the registered public accounting firm the Company's annual audited financial statements and the report of the registered public accounting firm thereon, including disclosures made in management's discussion and analysis included in the Form 10-K filed with the SEC.

5.
Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's annual report on Form 10-K filed with the SEC.

6.
Prepare the Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange or stock market rules.

D.	Discussions with Management Regarding Financial Disclosures

With respect to financial information disclosure, the Committee shall:

1.
Review and discuss with management the Company's periodic earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as any financial information and earnings guidance provided from time to time to analysts and rating agencies.

2.
Review and discuss with management all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations that are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under Section 13 (a) of the Exchange Act and filed with the SEC.

3.
Review and discuss any disclosures made by the Company's chief executive officer and chief financial officer to the Committee as a result of their evaluation as of the end of each fiscal quarter of the Company's (i) disclosure controls and procedures, and (ii) its internal controls and procedures for financial reporting related to (a) any significant deficiencies in the design or operation of internal controls and (b) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

4.	Review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report on Form 10-K.

5.
Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses that are required to be disclosed in each annual and quarterly financial report of the Company filed with the SEC.

6.
Review and discuss with management any non-GAAP financial measure included in any periodic or other reports filed with the SEC or in any public disclosure or press or other release, and the compliance of such non-GAAP financial measure disclosure with applicable rules and regulations.

E.	Periodic and Annual Reviews

On a periodic or annual basis, as applicable, the Committee shall:

1.
Receive and review all reports required under the Exchange Act to be provided to it by the registered public accounting firm, including without limitation reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

2.
Discuss with the registered public accounting firm, without management being present, (i) their judgments about the quality, appropriateness and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

3.	Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the registered public accounting firm.

4.
Review with management, the registered public accounting firm, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

5.
Review and discuss with management (i) the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

F.	Internal Audit Function and Internal Controls

With respect to the Company's internal audit function and internal controls and procedures for financial reporting:

1.
In consultation with the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to ensure compliance with laws and regulations.

2.
On an annual basis, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-K evaluating the Company's internal controls and procedures for financial reporting.

3.
Establish and review procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

G.	Legal Compliance

With respect to attorney disclosure rules for in-house and outside legal counsel the Committee shall be empowered to act in the capacity as the Company's qualified legal compliance committee, which shall:

1.
Establish and review procedures for the reporting by attorneys of actual or prospective: (i) misconduct by employees and officers of the Company; (ii) material violations of applicable securities laws and regulations; and (iii) material violations of the rules of the stock market on which the Company's securities are listed.

2.
On an annual basis, and in consultation with the Company's outside counsel, review and assess the adequacy of the Company's procedures for reporting of matters described in paragraph 1 to ensure compliance with laws and regulations.

H.	Other Miscellaneous Matters

The Committee shall also have responsibility to:

1.	Review and approve all related-party transactions.

2.
Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made in the manner permitted by SEC rules regarding such change or waiver.

3.	Review with management and the independent auditors the sufficiency in number and the quality of financial and accounting personnel of the Company.

4.	Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

5.	Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

VI.	RESOURCES

The Committee shall have the authority to retain independent counsel and other advisers without seeking approval of the Board of Directors or management, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent counsel and other advisers retained to advise the Committee.

Mexican Restaurants, Inc.

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Cara Denver	☐	☐
02 - Larry N. Forehand	☐	☐
03 - Thomas E. Martin	☐	☐

B Issue

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. To transact such other business as may properly come before the meeting.	☐	☐	☐

Mark this box with an X if you plan to attend The Annual Meeting of Shareholders. ☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt of the Notice of the Company's Annual Meeting of Shareholders and of the Proxy Statement.

Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity. Please date, sign and return this Proxy in the enclosed business envelope.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

1UPX CASA 1

001CD40001 00JKWB